SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:          January 31, 2003
                --------------------------------------------------------------
                 (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

      Delaware                   333-100485                 13-3447441
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(State of Incorporation)         (Commission          (I.R.S. Employer  File
       Number)                Identification No.)

 745 Seventh Avenue
 New York, New York                                           10019
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(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000

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ITEM 7.  Financial Statements and Exhibits

(a)        Financial Statements - Not Applicable
    ------
(b)        Pro Forma Financial Information - Not Applicable
    ------
(c)        Exhibits
    ------

Item 601(a) of
Regulation S-K
Exhibit No.                Description
---------------            ---------------
         5.1               Opinion of Sidley Austin Brown &
                           Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Duke
                           Capital Note-Backed Series 2003-3.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEHMAN ABS CORPORATION


                                                   /s/ Rene Canezin
                                                -------------------------
                                                Name:  Rene Canezin
                                                Title: Senior Vice President

January 31, 2003

INDEX TO EXHIBITS
    Exhibit No.       Description
------------------    ---------------------
        5.1           Opinion of Sidley Austin Brown & Wood LLP
                      with respect to legality in connection with the Corporate Backed Trust Certificates, Duke Capital
                      Note-Backed Series 2003-3.